UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2010

CB RICHARD ELLIS GROUP, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11150 Santa Monica Boulevard, Suite 1600, Los Angeles, California	90025
(Address of principal executive office)	(Zip Code)

(310) 405-8900

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

This Current Report on Form 8-K is filed by CB Richard Ellis Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 1.01	Entry into a Material Definitive Agreement.

Loan Modification Agreement

On February 5, 2010, the Company, CB Richard Ellis Services, Inc. (“Services”), a subsidiary of the Company, certain subsidiaries of Services, the lenders parties thereto, and Credit Suisse AG (formerly known as “Credit Suisse”), as administrative agent and collateral agent, entered into the Loan Modification Agreement (the “Loan Modification Agreement”) amending the Second Amended and Restated Credit Agreement, dated as of March 24, 2009 (as amended, the “Credit Agreement”), among the Company, Services, certain subsidiaries of Services, the lenders parties thereto and Credit Suisse AG, as administrative agent and collateral agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Modification Agreement or the Credit Agreement. The Loan Modification Agreement extended maturities and/or amortization on $272.1 million of Loans under the Credit Agreement.

The Loan Modification Agreement amended the Credit Agreement to, among other things:

•	convert the Loans with the consent solely of those Lenders agreeing to such modifications as follows:

•	$124.7 million of Domestic Revolving Loans into Tranche 2 Domestic Revolving Loans;

•	$7.8 million of U.K. Revolving Loans into Tranche 2 U.K. Revolving Loans;

•	$115.5 million of Tranche A Loans into Tranche A-4 Loans; and

•	$24.1 million of Tranche A Loans into Tranche A-3A Loans;

•	extend the final maturity dates of certain tranches of converted Loans or Commitments with the consent solely of those Lenders agreeing to convert their Loans as described above as follows:

•	the Revolving Credit Maturity Date for the Tranche 2 Domestic Revolving Loans and the Tranche 2 U.K. Revolving Loans shall be June 24, 2013; and

•	the maturity date for the Tranche A-3A Loans shall be December 20, 2013;

•	reduce or eliminate the scheduled amortization of certain tranches of Loans which are converted, with the consent solely of those Lenders agreeing to such conversion:

•	for the Tranche A-4 Loans, no required amortization payments prior to June 30, 2010 and reduced required amortization thereafter; and

•	for the Tranche A-3A Loans, no required amortization payments prior to June 30, 2010;

•	result in a higher interest rate spread on the new tranches of debt (as described below), which will increase the Company’s overall interest expense on these loans;

•

base the Applicable Percentage with respect to any fixed rate or daily rate Tranche 2 Domestic Revolving Loans and Tranche 2 UK Revolving Loans on the Company’s leverage ratio in accordance with the table below:

Leverage Ratio	Fixed Rate Spread	Daily Rate Spread	Facility Fee
Greater than 4.00 to 1.0	4.75%	3.75%	0.75%
Greater than 3.75 to 1.0 but less than or equal to 4.00 to 1.0	4.00%	3.00%	0.75%
Greater than 3.25 to 1.0 but less than or equal to 3.75 to 1.0	3.50%	2.50%	0.75%
Greater than 2.75 to 1.0 but less than or equal to 3.25 to 1.0	3.00%	2.00%	0.75%
Greater than 2.25 to 1.0 but less than or equal to 2.75 to 1.0	2.75%	1.75%	0.75%
Equal to or less than 2.25 to 1.0	2.50%	1.50%	0.75%

•

set the Applicable Percentage with respect to any Fixed Rate Tranche A-4 Loan at 3.50% and the Applicable Percentage with respect to any Daily Rate Tranche A-4 Loan at 2.50%. If any Tranche A-4 Loans are outstanding on April 1, 2010, the Applicable Percentage set forth in the preceding sentence shall each be increased by 2.25%;

•	base the Applicable Percentage with respect to any Fixed Rate Tranche A-3A Loan and Daily Rate Tranche A-3A Loan on the Company’s leverage ratio in accordance with the table below:

Leverage Ratio	Fixed Rate Spread	Daily Rate Spread
Greater than 4.00 to 1.0	5.00%	4.00%
Greater than 3.75 to 1.0 but less than or equal to 4.00 to 1.0	5.00%	4.00%
Greater than 3.25 to 1.0 but less than or equal to 3.75 to 1.0	4.00%	3.00%
Greater than 2.75 to 1.0 but less than or equal to 3.25 to 1.0	4.00%	3.00%
Greater than 2.25 to 1.0 but less than or equal to 2.75 to 1.0	4.00%	3.00%
Equal to or less than 2.25 to 1.0	4.00%	3.00%

•	require the payment of upfront modification fees to the Accepting Lenders.

Form of Supplement to the Amended and Restated Guarantee and Pledge Agreement

On February 4, 2010, certain of the Company’s non-U.S. subsidiaries (as contemplated by Section 5.09(b) of the Credit Agreement), entered into Supplements (“Supplements”) to the Amended and Restated Guarantee and Pledge Agreement, dated as of March 24, 2009, among Services, the Company, each subsidiary of Services from time to time party thereto and Credit Suisse AG, as collateral agent. Pursuant to these Supplements, such subsidiaries agreed to guarantee certain obligations of the borrowers (other than Services) under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement).

The above descriptions of the Loan Modification Agreement and the Supplements do not purport to be complete and are qualified in their entirety by reference to such agreements, which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

10.1	Loan Modification Agreement, dated as of February 5, 2010, relating to the Second Amended and Restated Credit Agreement, dated as of March 24, 2009, by and among CB Richard Ellis Services, Inc., certain subsidiaries of CB Richard Ellis Services, Inc., CB Richard Ellis Group, Inc., the lenders parties thereto and Credit Suisse AG (formerly known as “Credit Suisse”), as administrative agent and collateral agent.

10.2	Form of Supplement between certain non-U.S. subsidiaries of CB Richard Ellis Group, Inc. (as contemplated by Section 5.09(b) of the Second Amended and Restated Credit Agreement, dated as of March 24, 2009, by and among CB Richard Ellis Services, Inc., certain subsidiaries of CB Richard Ellis Services, Inc., CB Richard Ellis Group, Inc., the lenders parties thereto and Credit Suisse AG (formerly known as “Credit Suisse”), as administrative agent and collateral agent) and Credit Suisse AG, as collateral agent, to the Amended and Restated Guarantee and Pledge Agreement, dated as of March 24, 2009, by and among CB Richard Ellis Services, Inc., CB Richard Ellis Group, Inc., certain subsidiaries of CB Richard Ellis Services, Inc. and Credit Suisse AG, as collateral agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CB RICHARD ELLIS GROUP, INC.

By:	/S/ ROBERT E. SULENTIC
Name:	Robert E. Sulentic
Title:	Chief Financial Officer and Group President

Date: February 10, 2010

EXHIBIT INDEX

Exhibit Number	Description

10.1	Loan Modification Agreement, dated as of February 5, 2010, relating to the Second Amended and Restated Credit Agreement, dated as of March 24, 2009, by and among CB Richard Ellis Services, Inc., certain subsidiaries of CB Richard Ellis Services, Inc., CB Richard Ellis Group, Inc., the lenders parties thereto and Credit Suisse AG (formerly known as “Credit Suisse”), as administrative agent and collateral agent.

10.2	Form of Supplement, between certain non-U.S. subsidiaries of CB Richard Ellis Group, Inc. (as contemplated by Section 5.09(b) of the Second Amended and Restated Credit Agreement, dated as of March 24, 2009, by and among CB Richard Ellis Services, Inc., certain subsidiaries of CB Richard Ellis Services, Inc., CB Richard Ellis Group, Inc., the lenders parties thereto and Credit Suisse AG (formerly known as “Credit Suisse”), as administrative agent and collateral agent) and Credit Suisse AG, as collateral agent, to the Amended and Restated Guarantee and Pledge Agreement, dated as of March 24, 2009, by and among CB Richard Ellis Services, Inc., CB Richard Ellis Group, Inc., certain subsidiaries of CB Richard Ellis Services, Inc. and Credit Suisse AG, as collateral agent.